UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 23, 2021
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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street, Findlay, Ohio 45840
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (419) 422-2121
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	MPC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01	Regulation FD Disclosure.
On August 2, 2020, Marathon Petroleum Corporation (the “Company” or “MPC”) and certain of its subsidiaries entered into a definitive agreement with 7-Eleven, Inc. (“7-Eleven”) to sell Speedway, the Company’s company-owned and operated retail transportation fuel and convenience store business, to 7-Eleven for $21 billion in cash, subject to certain adjustments based on the levels of cash, debt and working capital at closing and certain other items. The Company has previously referenced the first quarter of 2021 as the target for closing the transaction but now is targeting closing early in the second quarter of 2021, subject to customary closing conditions and the receipt of regulatory approvals. 7-Eleven and the Company continue to engage productively with the Federal Trade Commission in its review of the transaction.

Forward-Looking and Cautionary Statements
This Current Report on Form 8-K includes forward-looking statements that are subject to risks, contingencies or uncertainties. You can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “propose,” “should,” “strategy,” “target,” “will,” “would” or other similar expressions that convey the uncertainty of future events or outcomes. MPC’s forward-looking statements are not guarantees of future performance, and you should not rely unduly on them, as they involve risks, uncertainties and assumptions that MPC cannot predict. Material differences between actual results and any future performance suggested in MPC’s forward-looking statements could result from a variety of factors with respect to the planned sale of Speedway, including the ability to successfully complete the sale within the expected timeframe, on the expected terms, or at all, based on numerous factors, including the failure to satisfy any of the conditions to the consummation of the planned transaction (including obtaining certain governmental or regulatory approvals on the proposed terms and schedule), the occurrence of any event, change or other circumstance that could give rise to the termination of the planned transaction; MPC’s ability to utilize the proceeds as anticipated; the risk that the dissynergy costs, costs of restructuring transactions and other costs incurred in connection with the planned transaction will exceed our estimates; and our ability to capture value and realize the other expected benefits from the associated ongoing supply relationship following consummation of the planned sale. Many of such factors are beyond MPC’s control. These factors also include such risks and uncertainties detailed in MPC’s periodic public filings with the SEC, including but not limited to those discussed under "Risk Factors" in MPC’s annual report on Form 10-K for the year ended December 31, 2020, and in other MPC investor communications from time to time. MPC undertakes no obligation to update any forward-looking statement except to the extent required by applicable law.

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Information in this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933 as amended, or the Exchange Act except as otherwise expressly stated in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: March 23, 2021	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President, Chief Securities, Governance & Compliance Officer and Corporate Secretary